                                      Exhibit A

     Each of the undersigned hereby agrees that Amendment No. 2 to the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Site Technologies, Inc. has been filed on behalf of the undersigned.

Signature:


     Dated February 12, 1998


                              Oak Investment Partners V,
                              Limited Partnership

                              By:  Oak Associates V, LLC,
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   Managing Member

                              Oak Associates V, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   Managing Member


                              Oak V Affiliates Fund, Limited
                              Partnership

                              By:  Oak V Affiliates, As General
                                   Partner


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   General Partner

                              Oak V Affiliates


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   General Partner

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------
                              Name:     Edward F. Glassmeyer
                              Title:    President


                              /s/ Bandel L. Carano
                              ------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------
                              Eileen M. More